UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2010
WESTAMERICA BANCORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9383	94-2156203

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 Fifth Avenue San Rafael, California	94901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (707) 863-6000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibits
99.1	Press release dated July 13, 2010
Item 2.02: Results of Operations and Financial Condition
On July 13, 2010 Westamerica Bancorporation announced earnings for the second quarter of 2010. A copy of the press release is attached as Exhibit 99.1 to This Form 8-K and is incorporated herein by reference.
Signature
Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation
/s/ JOHN “ROBERT” THORSON
John “Robert” Thorson
Senior Vice President and Chief Financial Officer July 13, 2010

INDEX TO EXHIBITS

Sequentially
Exhibit No.	Description	Number Page

(99.1)	Press release dated July 13, 2010	2-11